UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 15, 2006
_______________
ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
(Exact Name of Registrant as Specified in Charter)
ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
ADVANTA BANK CORP.
(Sponsor)

Nevada	333-81788	23-2852207
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

2215 B Renaissance Drive, Suite 5
Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8	—	Other Events
Item 8.01.	—	Other Events
     On March 15, 2006, Advanta Business Card Master Trust issued its AdvantaSeries Class A(2006-A1) Asset Backed Notes (the “Class A(2006-A1) Notes”), AdvantaSeries Class A(2006-A2) Asset Backed Notes (the “Class A(2006-A2) Notes”) and AdvantaSeries Class D(2006-D1) Asset Backed Notes (the “Class D(2006-D1) Notes;” collectively, the “Issued Notes”)). Only the Class A(2006-A1) Notes and the Class A(2006-A2) Notes were registered pursuant to the Registration Statement on Form S-3, as amended (File No. 333-81788). The Class D(2006-D1) Notes were issued and sold to Advanta Business Services Holding Corp., an affiliate of the Depositor, in a private transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.
     The Issued Notes are part of a series of notes called the AdvantaSeries. The AdvantaSeries consists of Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Class A(2006-A1) Notes and the Class A(2006-A2) Notes are tranches of the Class A Notes. The Class D(2006-D1) Notes are a tranche of the Class D Notes.

Section 9	—	Financial Statements and Exhibits
Item 9.01.		Financial Statements and Exhibits.
     The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated March 7, 2006, among Advanta Business Receivables Corp., Advanta Bank Corp., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as a Representative of the Underwriters.

4.1	AdvantaSeries Class A(2006-A1) Terms Document, dated as of March 15, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2	AdvantaSeries Class A(2006-A2) Terms Document, dated as of March 15, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.3	AdvantaSeries Class D(2006-D1) Terms Document, dated as of March 15, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 15, 2006

ADVANTA BUSINESS RECEIVABLES CORP., as Depositor

By:	/s/ Michael Coco

Name: Title:	Michael Coco President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 7, 2006, among Advanta Business Receivables Corp., Advanta Bank Corp., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, each as a Representative of the Underwriters.

4.1	AdvantaSeries Class A(2006-A1) Terms Document, dated as of March 15, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2	AdvantaSeries Class A(2006-A2) Terms Document, dated as of March 15, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.3	AdvantaSeries Class D(2006-D1) Terms Document, dated as of March 15, 2006, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.